UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2020

Molecular Templates, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32979	94-3409596
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9301 Amberglen Blvd, Suite 100

Austin, TX 78729

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (512) 869-1555

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value Per Share	MTEM	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 28, 2020, Molecular Templates, Inc. (the “Company”) held its 2020 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, a quorum of 38,255,399 shares of the Company’s common stock, or 83.70% of the outstanding shares of common stock entitled to vote as of the record date of April 8, 2020, were present in person or represented by proxy. At the Annual Meeting, the stockholders: (1) elected each of Eric E. Poma, Ph.D. and Harold E. Selick, Ph.D. to the Company’s Board of Directors as a Class I director for a term of three years to serve until the 2023 annual meeting of stockholders and until his successor is elected and qualified or until his earlier death, resignation or removal (“Election of Directors”); (2) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020 (“Auditor Ratification”); and (3) approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement for the meeting (“Advisory Vote on Executive Compensation”). A more complete description of each of these matters is set forth in the Company’s proxy statement.

The number of votes cast in favor or against by the stockholders and the number of abstentions and the number of broker non-votes on each of the foregoing matters are set forth below.

1. Election of Directors
Nominee	Shares Voted For	Shares Voted Against	Shares Abstaining	Broker Non-votes
Eric E. Poma, Ph.D.	28,383,270	1,342,386	2,795,891	5,733,852
Harold E. Selick, Ph.D.	27,584,798	2,139,839	2,796,910	5,733,852

2. Auditor Ratification	Shares Voted For	Shares Voted Against	Shares Abstaining	Broker Non-votes
	35,363,838	51,111	2,840,450	—

3. Advisory Vote on Executive Compensation	Shares Voted For	Shares Voted Against	Shares Abstaining	Broker Non-votes
	29,605,519	117,626	2,798,402	5,733,852

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Molecular Templates, Inc.

Dated: May 28, 2020	By:	/s/ Eric E. Poma, Ph.D.
Name: Eric E. Poma, Ph.D. Title: Chief Executive Office